UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report
(Date of earliest event reported):

July 8, 2010

FIRST FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17122	57-0866076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2440 Mall Drive, Charleston, South Carolina	29406
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code:  (843) 529-5933

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition

On July 8, 2010, First Financial Holdings, Inc. issued the press release furnished herewith as Exhibit 99.1 pre-announcing certain financial information for the quarter ended June 30, 2010.

Item 9.01 Financial Statements and Exhibits
(d)	Exhibits:
                          The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1	Press release pre-announcing certain financial information for the quarter ended June 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC.

DATE: July 8, 2010	By:/s/Blaise B. Bettendorf
Blaise B. Bettendorf
Executive Vice President and Chief Financial Officer